UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 11, 2006

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30741	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K is being filed for the purpose of amending the Current Report on Form 8-K of Occam Networks, Inc., a Delaware corporation (“Occam”) filed with the Securities and Exchange Commission on July 11, 2006, to correct a typographical error in the Consolidated Balance Sheets of Occam attached to the press release that was furnished as Exhibit 99.1 to the original Current Report on Form 8-K. The balance sheet as of June 25, 2006 filed with the 8-K reported a total stockholders’ deficit (in thousands) of positive $17,392 instead of the actual figure of negative ($17,392). The press release actually issued by Occam on July 11, 2006 regarding its financial results for the quarter ended June 25, 2006 correctly reported a total stockholders’ deficit (in thousands) of ($17,392). A revised Consolidated Balance Sheet as of June 25, 2006 is included as Exhibit 99.1.1 to this Amendment No. 1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1.1	Corrected Balance Sheets as included in the Press Release, dated July 11, 2006, of Occam Networks, Inc. regarding its financial results for its second fiscal quarter ended June 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.

By:	/s/ Christopher B. Farrell
Christopher B. Farrell Chief Financial Officer

Date: July 27, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1.1	Corrected Balance Sheets as included in the Press Release, dated July 11, 2006, of Occam Networks, Inc. regarding its financial results for its second fiscal quarter ended June 25, 2006